Property and Equipment, Net (Tables)	12 Months Ended
Mar. 31, 2026
Property and Equipment, Net [Abstract]
Schedule of Property and Equipment

Property and equipment consist of the following:

	March 31,	March 31,
	2026	2025

Office equipment	$3,458,060	$1,003,594
Motor vehicle	759,063	-
Furniture & Fitting	306,004	70,563
Office and warehouse renovation	974,051	455,313
Subtotal	5,497,178	1,529,470
Less: accumulated depreciation	(3,872,578)	(1,149,155)
Total property and equipment, net	$1,624,600	$380,315